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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 30, 2004



                            TITAN INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)


     Illinois                        1-12936                     36-3228472
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

                      2701 Spruce Street, Quincy, IL 62301
          (Address of principal executive offices, including Zip Code)


                                 (217) 228-6011
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filling is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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INFORMATION TO BE INCLUDED IN THIS REPORT


Item 8.01  OTHER EVENTS


     Titan International, Inc. announces resale registration statement declared effective. See press release dated September 30, 2004.


Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

              99 Titan International, Inc.'s press release dated September 30, 2004, regarding resale registration statement being declared effective.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     TITAN INTERNATIONAL, INC.
                                           (Registrant)



Date:  September 30, 2004            By: /s/ Kent W. Hackamack
                                         ---------------------
                                         Kent W. Hackamack
                                         Vice President of Finance and Treasurer
                                         (Principal Financial Officer and
                                         Principal Accounting Officer)

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                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

99 Titan International, Inc.'s press release dated September 30, 2004, regarding resale registration statement being declared effective.